Exhibit (99)(a)

POWER OF ATTORNEY

Eric R. Colson, whose signature appears below, does hereby constitute and appoint John M. Loder, Nathan D. Briggs and Sarah A. Johnson, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: March 5, 2020	/s/ Eric R. Colson
Eric R. Colson

Exhibit (99)(a)

POWER OF ATTORNEY

Coleen Downs Dinneen, whose signature appears below, does hereby constitute and appoint John M. Loder, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 25, 2018	/s/ Coleen Downs Dinneen
Coleen Downs Dinneen

Exhibit (99)(a)

POWER OF ATTORNEY

Gail L. Hanson, whose signature appears below, does hereby constitute and appoint John M. Loder, George B. Raine, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, her true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 12, 2014	/s/ Gail L. Hanson
Gail L. Hanson

Exhibit (99)(a)

POWER OF ATTORNEY

Bonnie L. Howard, whose signature appears below, does hereby constitute and appoint John M. Loder, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, her true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: April 27, 2018	/s/ Bonnie Howard
Bonnie L. Howard

Exhibit (99)(a)

POWER OF ATTORNEY

William J. Kelly, whose signature appears below, does hereby constitute and appoint John M. Loder, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 16, 2020	/s/ William J. Kelly
William J. Kelly

Exhibit (99)(a)

POWER OF ATTORNEY

Peter M. Lebovitz, whose signature appears below, does hereby constitute and appoint John M. Loder, George B. Raine, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: July 14, 2014	/s/ Peter M. Lebovitz
Peter M. Lebovitz

Exhibit (99)(a)

POWER OF ATTORNEY

Patrick S. Pittard, whose signature appears below, does hereby constitute and appoint John M. Loder, George B. Raine, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 12, 2014	/s/ Patrick S. Pittard
Patrick S. Pittard

Exhibit (99)(a)

POWER OF ATTORNEY

Peter E. Sundman, whose signature appears below, does hereby constitute and appoint John M. Loder, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, his true and lawful attorneys and agents, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (“Artisan Funds”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and any amendments to Artisan Funds’ registration statements on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of Artisan Funds any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 20, 2020	/s/ Peter E. Sundman
Peter E. Sundman